Exhibit 4.01

PUBLIC SERVICE COMPANY

OF COLORADO

TO

U.S. BANK TRUST NATIONAL ASSOCIATION,

as Trustee

Supplemental Indenture No. 18

Dated as of August 1, 2008

Supplemental to the Indenture

dated as of October 1, 1993

Establishing the Securities of Series No. 18 and Series No. 19,
designated 5.80% First Mortgage Bonds, Series No. 18 due 2018 and
6.50% First Mortgage Bonds, Series No. 19 due 2038, respectively

SUPPLEMENTAL INDENTURE NO. 18, dated as of August 1, 2008 between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the “Company”), and U.S. BANK TRUST NATIONAL ASSOCIATION (formerly First Trust of New York, National Association), a national banking association, as successor trustee (hereinafter sometimes called the “Trustee”) to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 18.  The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture”.

Recitals of the Company

The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities.  The Original Indenture has been recorded in the office of the Clerk and Recorder of each county in the State of Colorado in which the Company owns real property that is used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.

The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B hereto for the purpose of establishing a series of bonds and appointing the successor Trustee.

The Company desires to establish two new series of Securities to be designated “5.80% First Mortgage Bonds, Series No. 18 due 2018” and “6.50% First Mortgage Bonds, Series No. 19 due 2038,” such series of Securities to be hereinafter sometimes called “Series No. 18” and “Series No. 19,” respectively.

The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 18 to establish the Securities of Series No. 18 and Series No. 19 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 18 a valid agreement of the Company, and to make the Securities of Series No. 18 and Series No. 19 valid obligations of the Company, have been performed.

Granting Clauses

NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 18 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:

Granting Clause First

All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 18, in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation (a) all lands and interest in land described or referred to in Schedule C hereto; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;

Granting Clause Second

Subject to the applicable exceptions permitted by Section 810(c), Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 18 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 18;

Granting Clause Fourth

All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;

This Instrument shall constitute a financing statement under the Colorado Uniform Commercial Code (the “UCC”) to be filed in the real estate records, and is filed as a fixture filing under the UCC covering goods which are, or are to become, fixtures on the real property described herein, in the Original Indenture and all supplements to the Original Indenture;

Excepted Property

Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;

TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;

SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;

IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;

PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and

THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:

ARTICLE ONE

Securities of Series No. 18

There are hereby established the Securities of Series No. 18, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a)           the title of the Securities of Series No. 18 shall be “5.80% First Mortgage Bonds, Series No. 18 due 2018”;

(b)           the Securities of Series No. 18 shall initially be authenticated and delivered in the aggregate principal amount of $300,000,000. The Securities of Series No. 18 may be reopened and additional Securities of Series No. 18 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 18 will contain the same terms (including the Stated Maturity and interest rate) as the other Securities of Series No. 18. Any such additional Securities of Series No. 18, together with the Securities of Series No. 18 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $550,000,000;

(c)           interest on the Securities of Series No. 18 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;

(d)           the principal of the Securities of Series No. 18 shall be payable on August 1, 2018, the Stated Maturity for Series No. 18;

(e)           the Securities of Series No. 18 shall bear interest at a rate of 5.80% per annum; interest shall accrue on the Securities of Series No. 18 from August 13, 2008 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be February 1 and August 1 in each year, commencing February 1, 2009 and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be January 15 and July 15 in each year, respectively (whether or not a Business Day);

(f)            the Corporate Trust Office of U.S. Bank Trust National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 18 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Denver, Colorado as any such place or itself as the Security Registrar;

(g)           the Securities of Series No. 18 shall be redeemable at the option of the Company at any time prior to their Maturity, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount thereof to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities to be redeemed (excluding the portion of any such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 30 basis points, plus in each case, accrued and unpaid interest to the Redemption Date.  For purposes hereof, the following defined terms shall have the meaning ascribed to them:

“Treasury Yield” means, for any Redemption Date (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Yield for any Redemption Date shall be calculated on the third Business Day preceding such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of Series No. 18 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of Series No. 18.

“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations for such Redemption Date or (ii) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations for the Redemption Date, the average of all of the Reference Treasury Dealer Quotations for such Redemption Date.

“Independent Investment Banker” means Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective successors or, if such firms or their successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

 “Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co. and Lehman Brothers Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective successors, provided, however, that if Goldman, Sachs & Co. or Lehman Brothers Inc. or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding the Redemption Date.

(h)           not applicable;

(i)            the Securities of Series No. 18 shall be issuable in denominations of $2,000 and multiples of $1,000 in excess thereof;

(j)            not applicable;

(k)           not applicable;

(l)            not applicable;

(m)          not applicable;

(n)           not applicable;

(o)           not applicable;

(p)           not applicable;

(q)           the Securities of Series No. 18 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”).  Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i)            such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii)           such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A)          the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B)           the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C)   (1)  an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r)            not applicable;

(s)           no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 18; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t)            not applicable;

(u)                                 (i)            If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 18 to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities.  Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be.  The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii)           Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii)          Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 18 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

(v)           The Securities of Series No. 18 shall be substantially in the form attached hereto as Exhibit A and shall have such further terms as are set forth in such form.

ARTICLE TWO

Securities of Series No. 19

There are hereby established the Securities of Series No. 19, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):

(a)           the title of the Securities of Series No. 19 shall be “6.50% First Mortgage Bonds, Series No. 19 due 2038”;

(b)           the Securities of Series No. 19 shall initially be authenticated and delivered in the aggregate principal amount of $300,000,000.  The Securities of Series No. 19 may be reopened and additional Securities of Series No. 19 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 19 will contain the same terms (including the Stated Maturity and interest rate) as the other Securities of Series No. 19. Any such additional Securities of Series No. 19, together with the Securities of Series No. 19 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $550,000,000;

(c)           interest on the Securities of Series No. 19 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit B hereto;

(d)           the principal of the Securities of Series No. 19 shall be payable on August 1, 2038 the Stated Maturity for Series No. 19;

(e)           the Securities of Series No. 19 shall bear interest at a rate of 6.50% per annum; interest shall accrue on the Securities of Series No. 19 from August 13, 2008 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be February 1 and August 1 in each year, commencing February 1, 2009 and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be January 15 and July 15 in each year, respectively (whether or not a Business Day);

(f)            the Corporate Trust Office of U.S. Bank Trust National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 19 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank Trust National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Denver, Colorado as any such place or itself as the Security Registrar;

(g)           the Securities of Series No. 19 shall be redeemable at the option of the Company at any time prior to their Maturity, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount thereof to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities to be redeemed (excluding the portion of any such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 30 basis points, plus in each case, accrued and unpaid interest to the Redemption Date.  For purposes hereof, the following defined terms shall have the meaning ascribed to them:

“Treasury Yield” means, for any Redemption Date (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Yield for any Redemption Date shall be calculated on the third Business Day preceding such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of Series No. 19 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of Series No. 19.

“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations for such Redemption Date or (ii) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations for the Redemption Date, the average of all of the Reference Treasury Dealer Quotations for such Redemption Date.

“Independent Investment Banker” means Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective successors or, if such firms or their successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

 “Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co. and Lehman Brothers Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective successors, provided, however, that if Goldman, Sachs & Co. or Lehman Brothers Inc. or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding the Redemption Date.

(h)           not applicable;

(i)            the Securities of Series No. 19 shall be issuable in denominations of $2,000 and multiples of $1,000 in excess thereof;

(j)            not applicable;

(k)           not applicable;

(l)            not applicable;

(m)          not applicable;

(n)           not applicable;

(o)           not applicable;

(p)           not applicable;

(q)           the Securities of Series No. 19 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”).  Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:

(i)            such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and

(ii)           such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:

(A)          the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or

(B)           the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or

(C)           (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;

(r)            not applicable;

(s)           no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 19; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;

(t)            not applicable;

(u)                                 (i)            If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 19 to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities.  Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be.  The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.

(ii)           Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.

(iii)          Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused Securities of Series No. 19 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.

The Securities of Series No. 19 shall be substantially in the form attached hereto as Exhibit B and shall have such further terms as are set forth in such form.

ARTICLE THREE

Miscellaneous Provisions

This Supplemental Indenture No. 18 is a supplement to the Original Indenture.  As previously supplemented and further supplemented by this Supplemental Indenture No. 18, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 18 shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 18 to be duly executed as of the day and year first above written.

PUBLIC SERVICE COMPANY OF COLORADO

By:	/s/ George E. Tyson II

Name: George E. Tyson II
Title: Vice President and Treasurer

STATE OF MINNESOTA	)
) ss:
COUNTY OF HENNEPIN	)

The foregoing was acknowledged before me this 1st day of August, 2008, by George E. Tyson II, the Vice President and Treasurer of Public Service Company of Colorado, a corporation organized under the laws of Colorado, on behalf of the corporation.

Witness my hand and official seal.

My commission expires:  January 31, 2010

/s/ Sharon M. Quellhorst
Name: Sharon M. Quellhorst
Notary Public

U.S. BANK TRUST NATIONAL ASSOCIATION,
Trustee

By:	/s/ K. Wendy Kumar
Name: K. Wendy Kumar
Title: Vice President

STATE OF NEW YORK	)
) ss:
COUNTY OF QUEENS	)

On the 1st day of August, 2008, before me personally came K. Wendy Kumar, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank Trust National Association,  the banking association described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the Board of Directors of said banking association.

/s/ Carolyn R. Sinclair
Name: Carolyn R. Sinclair
Notary Public, State of New York
Commission Expires: December 20, 2009

EXHIBIT A

FORM OF SECURITY

(See legend at the end of this Security for
restrictions on transfer)

PUBLIC SERVICE COMPANY OF COLORADO
First Mortgage Bond, Series No. 18

Original Interest Accrual Date	August 13, 2008
Interest Rate:	5.80% per annum
Stated Maturity:	August 1, 2018
Interest Payment Dates:	February 1 and August 1
Regular Record Dates:	January 15 and July 15

This Security is not a Discount Security
within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.
$

PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

, or registered assigns, the principal sum of

Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing February 1, 2009 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for.  The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date.  Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid.  Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust National Association, in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time.  Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person.  Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank Trust National Association (formerly First Trust of New York, National Association) as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured.  The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.  This Security is one of the series designated above.

If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

This Security shall be redeemable at the option of the Company at any time prior to Maturity, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount hereof to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security to be redeemed (excluding the portion of any such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 30 basis points, plus in each case, accrued and unpaid interest to the Redemption Date.  For purposes hereof, the following defined terms shall have the meaning ascribed to them:

“Treasury Yield” means, for any Redemption Date (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Yield for any Redemption Date shall be calculated on the third Business Day preceding such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of Series No. 18 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of Series No. 18.

“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations for such Redemption Date or (ii) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations for the Redemption Date, the average of all of the Reference Treasury Dealer Quotations for such Redemption Date.

 “Independent Investment Banker” means Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective successors or, if such firms or their successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

 “Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co. and Lehman Brothers Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective successors, provided, however, that if Goldman, Sachs & Co. or Lehman Brothers Inc. or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding the Redemption Date.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities.  The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office of U.S. Bank Trust National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank Trust National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General

Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed.  All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its corporate seal to be hereunto affixed and attested.

PUBLIC SERVICE COMPANY OF COLORADO

By:
Vice President and Treasurer

Attest:
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee	OR	U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By		By:
Authorized Officer		as Authenticating Agent

By:
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if:  (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint                                                                      , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT B

FORM OF SECURITY

(See legend at the end of this Security for
restrictions on transfer)

PUBLIC SERVICE COMPANY OF COLORADO
First Mortgage Bond, Series No. 19

Original Interest Accrual Date	August 13, 2008
Interest Rate:	6.50% per annum
Stated Maturity:	August 1, 2038
Interest Payment Dates:	February 1 and August 1
Regular Record Dates:	January 15 and July 15

This Security is not a Discount Security
within the meaning of the within-mentioned Indenture

Principal Amount	Registered No.
$

PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to

, or registered assigns, the principal sum of

Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually in arrears on the Interest Payment Dates specified above in each year, commencing February 1, 2009 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for.  The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date.  Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid.  Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank Trust National Association, in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time.  Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person.  Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank Trust National Association (formerly First Trust of New York, National Association) as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured.  The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture.  This Security is one of the series designated above.

If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.

This Security shall be redeemable at the option of the Company at any time prior to Maturity, in whole or in part, at a redemption price equal to the greater of (i) 100% of the principal amount hereof to be redeemed, or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security to be redeemed (excluding the portion of any such interest accrued to the Redemption Date), discounted to the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Yield plus 30 basis points, plus in each case, accrued and unpaid interest to the Redemption Date.  For purposes hereof, the following defined terms shall have the meaning ascribed to them:

“Treasury Yield” means, for any Redemption Date (1) the yield, under the heading which represents the average for the immediately preceding week, appearing in the most recently published statistical release designated “H.15(519)” or any successor publication which is published weekly by the Board of Governors of the Federal Reserve System and which establishes yields on actively traded U.S. Treasury securities adjusted to constant maturity under the caption “Treasury Constant Maturities,” for the maturity corresponding to the Comparable Treasury Issue (if no maturity is within three months before or after the remaining term, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Yield will be interpolated or extrapolated from such yields on a straight line basis, rounding to the nearest month); or (2) if such release (or any successor release) is not published during the week preceding the calculation date or does not contain such yields, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date.  The Treasury Yield for any Redemption Date shall be calculated on the third Business Day preceding such Redemption Date.

“Comparable Treasury Issue” means the United States Treasury security selected by the Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of Series No. 19 that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of Series No. 19.

“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations for such Redemption Date or (ii) if the Trustee obtains fewer than four Reference Treasury Dealer Quotations for the Redemption Date, the average of all of the Reference Treasury Dealer Quotations for such Redemption Date.

 “Independent Investment Banker” means Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective successors or, if such firms or their successors are unwilling or unable to select the Comparable Treasury Issue, an independent investment banking institution of national standing appointed by the Trustee after consultation with the Company.

 “Reference Treasury Dealer” means (1) each of Goldman, Sachs & Co. and Lehman Brothers Inc. and any other Primary Treasury Dealer designated by, and not affiliated with, Goldman, Sachs & Co. or Lehman Brothers Inc. or their respective successors, provided, however, that if Goldman, Sachs & Co. or Lehman Brothers Inc. or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.

“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.

“Reference Treasury Dealer Quotations” means, for each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m. New York City time on the third Business Day preceding the Redemption Date.

If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.

The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities.  The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences.  Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.

As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office of U.S. Bank Trust National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only as registered Securities, without coupons, and in denominations of $2,000 and multiples of $1,000 in excess thereof.  As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank Trust National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General

Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed.  All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.

Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed and its corporate seal to be hereunto affixed and attested.

PUBLIC SERVICE COMPANY OF COLORADO

By:
Vice President and Treasurer

Attest:
Assistant Secretary

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:
U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee	OR	U.S. BANK TRUST NATIONAL ASSOCIATION, as Trustee

By		By:
Authorized Officer		as Authenticating Agent

By:
Authorized Officer

Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York Corporation (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if:  (A) the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of PUBLIC SERVICE COMPANY OF COLORADO and does hereby irrevocably constitute and appoint                                                                      , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:

Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

SCHEDULE A

The following table sets forth recording information relating to the recordation, in each of the specified Colorado counties, of the Indenture dated as of October 1, 1993, granted by Public Service Company of Colorado to Morgan Guaranty Trust Company of New York, Trustee (recording information for Supplemental Indentures is not shown in this table):

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Adams	Oct. 13, 1993	01:35 P.M.	Reception No. B1183903	Book 4170	Page 324

Alamosa	Oct. 12, 1993	03:00 P.M.	Reception No. 265666	Book 475	Page 160

Arapahoe	Oct. 13, 1993	04:07 P.M.	Reception No. 141032	Book 7186	Page 383

Archuleta	Oct. 12, 1993	02:21 P.M.	Reception No. 93006202

Bent	Oct. 12, 1993	11:35 A.M.	Reception No. 278521	Book 435	Page 1

Boulder	Oct. 13, 1993	03:04 P.M.	Reception No. 01347991	Film 1888

Broomfield	Sept. 12, 2002	02:47 P.M.	Reception No. 20020l33l3

Chaffee	Oct. 14, 1993	11:00 A.M.	Reception No. 269673	Book 539	Page 518

Clear Creek	Oct. 12, 1993	02:25 P.M.	Reception No. 163701	Book 505	Page 631

Conejos	Oct. 13, 1993	09:56 A.M.	Reception No. 205693	Book 354	Page 776

Costilla	Oct. 13, 1993	09:00 A.M.	Reception No. 191898	Book 291	Page 117

Crowley	Oct. 13, 1993	08:40 A.M.	Reception No. 148850	Book 244	Page 195

Delta	Oct. 13, 1993	09:37 A.M.	Reception No. 471619	Book 709	Page 50

Denver	Oct. 12, 1993	11:24 A.M.	Reception No. 9300139814

Dolores	Oct. 14, 1993	12:50 P.M.	Reception No. 133132	Book 260	Page 300

Douglas	Oct. 12, 1993	03:08 P.M.	Reception No. 9348340	Book 1154	Page 1

Eagle	Oct. 12, 1993	04:48 P.M.	Reception No. 518046	Book 621	Page 978

Elbert	Oct. 12, 1993	03:01 P.M.	Reception No. 313722	Book 480	Page 183

El Paso	Oct. 12, 1993	01:38 P.M.	Reception No. 002368410	Book 6282	Page 51

Fremont	Oct. 12, 1993	01:30 P.M.	Reception No. 608790	Book 1154	Page 31

Garfield	Oct. 12, 1993	02:20 P.M.	Reception No. 453596	Book 878	Page 193

Gilpin	Oct. 12, 1993	02:20 P.M.	Reception No. 79260	Book 551	Page 413

A-1

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Grand	Oct. 12, 1993	12:45 P.M.	Reception No. 93010260

Gunnison	Oct. 12, 1993	04:30 P.M.	Reception No. 446179	Book 733	Page 1

Huerfano	Oct. 12, 1993	11:15 A.M.	Reception No. 9244	Book 21M	Page 316

Jefferson	Oct. 13, 1993	09:30 A.M.	Reception No. 93163438

Kiowa	Oct. 12, 1993	01:00 P.M.	Reception No. 249124	Book 409	Page 40

La Plata	Oct. 12, 1993	03:38 P.M.	Reception No. 655580

Lake	Oct. 12, 1993	03:00 P.M.	Reception No. 305501	Book 506	Page 635

Larimer	Oct. 13, 1993	10:23 A.M.	Reception No. 93075587

Logan	Oct. 12, 1993	01:10 P.M.	Reception No. 606328	Book 874	Page 484

Mesa	Oct. 12, 1993	12:06 P.M.	Reception No. 1656362	Book 2014	Page 129

Moffat	Oct. 12, 1993	11:00 A.M.	Reception No. 350044

Montezuma	Oct. 13, 1993	10:10 A.M.	Reception No. 435373	Book 0679	Page 756

Montrose	Oct. 12, 1993	03:06 P.M.	Reception No. 591244	Book 862;	Page 281

Morgan	Oct. 12, 1993	12:54 P.M.	Reception No. 738426	Book 959-60	Page 857

Ouray	Oct. 13, 1993	11:08 A.M.	Reception No. 154688	Book 221	Page 500

Park	Oct. 14, 1993	10:00 A.M.	Reception No. 417879	Book 504	Page 365

Pitkin	Oct. 14, 1993	03:56 P.M.	Reception No. 362054	Book 726	Page 791

Prowers	Oct. 12, 1993	02:00 P.M.	Reception No. 462785

Pueblo	Oct. 12, 1993	11:54 A.M.	Reception No. 1021381	Book 2685	Page 768

Rio Blanco	Oct. 12, 1993	02:18 P.M.	Reception No. 249980	Book 506	Page 838

Rio Grande	Oct. 13, 1993	11:46 A.M.	Reception No. 337091	Book 450	Page 43

Routt	Oct. 12, 1993	11:12 A.M.	Reception No. 428347	Book 689	Page 2575

Saguache	Oct. 13, 1993	11:05 A.M.	Reception No. 304092	Book 486	Page 625

San Juan	Oct. 13, 1993	10:27 A.M.	Reception No. 136438	Book 240	Page 702

San Miguel	Oct. 12, 1993	04:05 P.M.	Reception No. 287896	Book 518	Page 813

Sedgewick	Oct. 12, 1993	02:15 P.M.	Reception No. 179877	Book 203	Page 55

Summit	Oct. 12, 1993	01:40 P.M.	Reception No. 453148

A-2

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE

Teller	Oct. 13, 1993	08:00 A.M.	Reception No. 412373	Book 698	Page 104

Washington	Oct. 12, 1993	11:20 A.M.	Reception No. 802111	Book 925	Page 955

Weld	Oct. 13, 1993	09:54 A.M.	Reception No. 2354434	Book 1406	Page 1

A-3

SCHEDULE B

SUPPLEMENTAL INDENTURES

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued		Principal Amount Outstanding

November 1, 1993	Series No. 1		$134,500,000	None

January 1, 1994	Series No. 2 due 2001 and Series No. 2 due 2024	$ $	102,667,000 110,000,000	None None

September 2, 1994 (Appointment of Successor Trustee)	None	None		None

May 1, 1996	Series No. 3		$125,000,000	None

November 1, 1996	Series No. 4		$250,000,000	None

February 1, 1997	Series No. 5		$150,000,000	None

April 1, 1998	Series No. 6		$250,000,000	None

August 15, 2002	Series No. 7		$48,750,000	$48,750,000

September 1, 2002	Series No. 8		$600,000,000	None

September 15, 2002	Series No. 9		$530,000,000	None

April 1, 2003	Series No. 10		$600,000,000	$600,000,000

March 1, 2003	Series No. 11		$250,000,000	None

September 15, 2003	Series No. 12		$250,000,000	$250,000,000

May 1, 2003	Series No. 13		$350,000,000	None

September 1, 2003	Series No. 14		$300,000,000	$300,000,000

September 1, 2003	Series No. 15		$275,000,000	$275,000,000

August 1, 2005	Series No. 16		$129,500,000	$129,500,000

August 1, 2007	Series No. 17		$350,000,000	$350,000,000

B-1

SCHEDULE C

DESCRIPTION OF PROPERTY

The following properties are in the State of Colorado and the counties thereof:

ADAMS COUNTY

The Fitzsimons Substation #3866

Lot 1,

Block 1,

Fitzsimons Electric Substation Subdivision Filing No. 1,

Adams County, Colorado

ARAPAHOE COUNTY

Edward Smith Tract #1697

An Easement 60 feet wide for ingress and egress across the east 210 feet of the SE1/4 of Section 8, Township 4 South, Range 65 West, 6th P.M., County of Arapahoe, State of Colorado, as recorded in Book 4288, Page 242, more particularly described as follows:

Beginning at the east quarter corner of said Section 8, thence southerly along the east boundary line of said Section 8 a distance of 60 feet to a point; thence westerly parallel with the east-west center line of said Section 8 a distance of 210 feet to a point; thence northerly parallel with the east boundary line of said Section 8 a distance of 60 feet, more or less, to the east-west center line; thence easterly along the east-west center line of said Section a distance of 210 feet, more or less, to the point of beginning, subject to county road along the east boundary of said Section 8.

Home Builders Tract #1736 / K. Quick Tract #1720

A PARCEL OF LAND IN THE SOUTHEAST ONE-QUARTER OF SECTION 19, TOWNSHIP 5 SOUTH, RANGE 65 WEST OF THE SIXTH PRINCIPAL MERIDIAN, CITY OF AURORA, COUNTY OF ARAPAHOE, STATE OF COLORADO, DESCRIBED AS FOLLOWS:

COMMENCING AT THE EAST QUARTER CORNER OF SAID SECTION 19 AND CONSIDERING THE NORTH LINE OF SAID SOUTHEAST ONE-QUARTER OF SECTION 19 TO BEAR SOUTH 89 DEGREES 21 MINUTES 35 SECONDS WEST WITH ALL BEARINGS HEREIN RELATIVE THERETO; THENCE SOUTH 89 DEGREES 21 MINUTES 35 SECONDS WEST ALONG SAID NORTH LINE, A DISTANCE OF 1,235.85 FEET TO THE POINT OF BEGINNING.  ALSO BEING A POINT ON THE SOUTH LINE OF A PUBLIC SERVICE COMPANY PARCEL RECORDED IN BOOK 1236 AT PAGE 393 OF THE ARAPAHOE COUNTY RECORDS: THENCE SOUTH 00 DEGREES 43 MINUTES 48 SECONDS EAST, A DISTANCE OF 587.35 FEET; THENCE SOUTH 32 DEGREES 24 MINUTES 37 SECONDS WEST, A DISTANCE OF 1,441.22 FEET TO A POINT ON THE NORTHERLY LINE OF THE PROPOSED SMOKY HILL ROAD RIGHT-OF-WAY; THENCE NORTH 58 DEGREES 37 MINUTES 52 SECONDS WEST ALONG SAID NORTHERLY LINE, A

DISTANCE OF 411.11 FEET; THENCE NORTH 60 DEGREES 26 MINUTES 06 SECONDS EAST, A DISTANCE OF 121.40 FEET; THENCE NORTH 32 DEGREES 24 MINUTES 37 SECONDS EAST, A DISTANCE OF 991.31 FEET TO A POINT OF CURVATURE; THENCE ALONG THE ARC OF A 823.00 FOOT RADIUS CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 33 DEGREES 08 MINUTES 25 SECONDS, A DISTANCE OF 476.03 FEET AND HAVING A CHORD WHICH BEARS NORTH 15 DEGREES 50 MINUTES 24 SECONDS EAST, A DISTANCE OF 459.42 FEET; THENCE NORTH 00 DEGREES 43 MINUTES 48 SECONDS WEST, A DISTANCE OF 237.69 FEET TO A POINT ON THE SOUTH LINE OF SAID PUBLIC SERVICE COMPANY PARCEL AND SAID NORTH LINE OF THE SOUTHEAST ONE-QUARTER OF SECTION 19; THENCE NORTH 89 DEGREES 21 MINUTES 35 SECONDS EAST ALONG SAID NORTH AND SOUTH LINES, A DISTANCE OF 125.00 FEET; THENCE SOUTH 00 DEGREES 43 MINUTES 48 SECONDS EAST, A DISTANCE OF 237.50 FEET TO A POINT OF CURVATURE; THENCE ALONG THE ARC OF A 948.00 FOOT RADIUS CURVE TO THE RIGHT THROUGH A CENTRAL ANGLE OF 33 DEGREES 08 MINUTES 25 SECONDS, A DISTANCE OF 548.33 FEET AND HAVING A CHORD WHICH BEARS SOUTH 15 DEGREES 50 MINUTES 24 SECONDS WEST, A DISTANCE OF 540.72 FEET; THENCE SOUTH 32 DEGREES 24 MINUTES 37 SECONDS WEST, A DISTANCE OF 1,057.37 FEET; THENCE NORTH 69 DEGREES 48 MINUTES 30 SECONDS EAST, A DISTANCE OF 171.24 FEET; THENCE NORTH 32 DEGREES 24 MINUTES 37 SECONDS EAST, A DISTANCE OF 921.33 FEET TO A POINT OF CURVATURE; THENCE ALONG THE ARC OF A 1,052.00 FOOT RADIUS CURVE TO THE LEFT THROUGH A CENTRAL ANGLE OF 33 DEGREES 08 MINUTES 25 SECONDS, A DISTANCE OF 608.48 FEET AND HAVING A CHORD WHICH BEARS NORTH 15 DEGREES 50 MINUTES 24 SECONDS EAST, A DISTANCE OF 600.04 FEET; THENCE NORTH 00 DEGREES 43 MINUTES 48 SECONDS WEST, A DISTANCE OF 237.33 FEET TO A POINT ON THE SOUTH LINE OF SAID PUBLIC SERVICE COMPANY PARCEL AND SAID NORTH LINE OF THE SOUTHEAST ONE-QUARTER OF SECTION 19; THENCE NORTH 89 DEGREES 21 MINUTES 35 SECONDS EAST ALONG SAID NORTH AND SOUTH LINES, A DISTANCE OF 125.00 FEET TO THE POINT OF BEGINNING.

CONTAINING 503,002 SQUARE FEET OR 11.5473 ACRES, MORE OR LESS.

CITY AND COUNTY OF DENVER

Ghost Tract #3659 / 540 15th Street Tract #2302 / Blanchard Tract #1685

Lots 1 to 32,

Block 172,

East Denver,

City and County of Denver

State of Colorado

(also known and numbered as the entire

city block between 14th Street, 15th Street

Welton Street and Glenarm Street

City and County of Denver, State of Colorado)

Lacombe Substation #3832

Parcel 1

A parcel of land being a portion of Block 6, Hoyt & Robinson’s Addition to Denver located in the Southeast Quarter of the Southeast Quarter of Section 28, Township 3 South, Range 68 West of the 6th

Principal Meridian, City and County of Denver, State of Colorado, more particularly described as follows:

COMMENCING at the northwest corner of said Block 6;

THENCE S00°10’55”W along the westerly line of said Block 6 a distance of 12.90 feet to the southwesterly line of that parcel of land described as Parcel TK 2278-09-14 in deed recorded December 14, 1994 under Reception No. 9400185503 in the records of the City and County of Denver Clerk and Recorder’s Office being the POINT OF BEGINNING;

THENCE S45°32’31”E along said southwesterly line a distance of 135.57 feet;

THENCE S44°50’25”W a distance of 138.10 feet to the westerly line of said Block 6;

THENCE N00°10’55”E along said westerly line a distance of 192.88 feet to the POINT OF BEGINNING.

Containing 9,361 square feet, more or less.

Parcel 2A

A parcel of land being a portion of Hallack’s Addition to Denver and a portion of the Southeast Quarter of the Southeast Quarter of Section 28, Township 3 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

COMMENCING at the Northwest Corner of said Southeast Quarter of the Southeast Quarter of Section 28;

THENCE S89°58’03”E along the northerly line of said Southeast Quarter of the Southeast Quarter of Section 28 a distance of 516.50 feet to the northeast Corner of a parcel of land described as Parcel 16-9A-HOV-1 in deed recorded September 25, 1991 under Reception No. 91-0092658 in the City and County of Denver Clerk and Recorder’s Office being the POINT OF BEGINNING;

THENCE continuing S89°58’03”E along said northerly line a distance of 9.00 feet;

THENCE S46°01’08”E along the southwesterly line of a parcel of land described as Parcel 20-9A-3 in deed recorded February 10, 1992 under Reception No. 92-0012641 said Clerk and Recorder’s Office a distance of 72.04 feet;

THENCE S00°10’55”W along the westerly line of Block 6, Hoyt & Robinson’s Addition to Denver a distance of 192.88 feet;

THENCE S44°50’25”W a distance of 143.05 feet;

THENCE N45°09’35”W parallel with the northeasterly right-of-way line of 19th Street a distance of 126.09 feet;

THENCE N31°16’29”E along the southeasterly line of a parcel of land described as Parcel 16-9A-HOV-2 in said deed recorded September 25, 1991 under Reception No. 91-0092658, said Clerk and Recorder’s Office a distance of 1.03 feet to the most easterly Corner of said Parcel 16-9A-HOV-2;

THENCE N26°57’56”E a distance of 16.81 feet to the most southerly Corner of said Parcel 16-9A-HOV-1;

THENCE N26°57’56”E along the southeasterly line of said Parcel 16-9A-HOV-1 a distance of 268.79 feet to the POINT OF BEGINNING.

Containing 38,601 square feet (0.886 Acres), more or less.

Parcel 9

A parcel of land being a portion of the alley in Hallack’s Addition to Denver located in the Southeast Quarter of the Southeast Quarter of Section 28, Township 3 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, State of Colorado, additionally described as follows:

COMMENCING at the intersection of the northeasterly right-of-way line of 19th Street with the southerly extension of the westerly line of Block 6 Hoyt & Robinson’s Addition to Denver; THENCE N45°09’35”W along said northeasterly right-of-way line and non-tangent with the following described curve a distance of 483.04 feet to the most westerly corner of that parcel of land described as Parcel 16-9A-HOV-2-RTD in deed recorded November 26, 1991 under Reception No. R-91-0116128, City and County of Denver Clerk and Recorder’s Office;

THENCE northeasterly along the northwesterly line of said Parcel 16-9A-HOV-2-RTD and along the arc of a curve to the left, having a central angle of 05°49’41”, a radius of 1262.42 feet, a chord bearing of N31°42’31”E a distance of 128.36 feet, and an arc distance of 128.41 feet to the southwesterly line of the alley in said Hallack’s Addition to Denver and the POINT OF BEGINNING;

THENCE continuing along the arc of said curve to the left, having a central angle of 0°45’25”, a radius of 1262.42 feet, a chord bearing of N28°24’59”E a distance of 16.68 feet, and an arc distance of 16.68 feet to the-most westerly corner of that parcel of land described as Parcel 16-9A-HOV-1-RTD in deed recorded November 26, 1991 under Reception No. R-91-0116128, said Clerk and Recorder’s Office;

THENCE S45°09’35”E along the northeasterly line of said alley and non-tangent with the last described curve a distance of 121.56 feet to the northwesterly line of that portion of said alley vacated by Ordinance No. 674, Series of 1996, said Clerk and Recorder’s Office;

THENCE S26°57’56”W along the northwesterly line of the vacated portion of said alley a distance of 16.81 feet to the southwesterly line of said alley;

THENCE N45°09’35”W along the southwesterly line of said alley a distance of 122.00 feet to the POINT OF BEGINNING;

Containing 1,948 square feet, (0.045 Acres), more or less.

Parcel 3A

A parcel of land being part of that property described as Parcel 16-9A-HOV-2 in deed recorded September 25, 1991 under Reception No. R-91-0092658 City and County of Denver Clerk and Recorder’s Office being a part of Hallack’s Addition to Denver located in the Southeast Quarter of the Southeast Quarter of Section 28, Township 3 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, State of Colorado, more particularly described as follows:

COMMENCING at the intersection of the northeasterly right-of-way line of 19th Street with the southerly extension of the westerly line of Block 6 Hoyt & Robinson’s Addition to Denver; THENCE N45°09’35”W along said northeasterly right-of-way line and non-tangent with the following described curve a distance of 442.42 feet to the most southerly corner of that parcel of land described as Parcel 16-9A-HOV-2-RTD in deed recorded November 26, 1991 under Reception No. R-91-0116128 said Clerk and Recorder’s Office;

THENCE northeasterly along the southeasterly line of said Parcel 16-9A-HOV-2-RTD and along the arc of a curve to the left, having a central angle of l°34’02”, a radius of 1302.42 feet, a chord bearing of N34°09’22”E a distance of 35.62 feet, and an arc distance of 35.63 feet to the most northerly corner of that parcel of land described as Parcel 19-CCD-3 in Ordinance No. 144 Series of 2001 City and County of Denver being the POINT OF BEGINNING;

THENCE continuing northeasterly. along the southeasterly line of said Parcel 16-9A-HOV-2-RTD along the arc of a curve to the left having a central angle of 4°04’21”, a radius of 1302.42 feet, a chord bearing of N31°20’11”E a distance of 92.55 feet, and an arc distance of 92.57 feet;

THENCE S45°09’35E along the southwesterly line of the Alley in said Hallack’s Addition to Denver non-tangent with the last described curve a distance of 80.43 feet;

THENCE S31°16’29”W along the southeasterly line of said Parcel 16-9A-HOV-2 a distance of 1.03 feet;

THENCE N45°09’35”W parallel with said southwesterly line of the Alley in Hallack’s Addition to Denver a distance of 33.91 feet;

THENCE S44°50’25”W a distance of 88.99 feet;

THENCE N45°09’35”W along the northeasterly line of said Parcel 19-CCD-3 a distance of 25.15 feet to the POINT OF BEGINNING.

Containing 3,219 square feet, more or less.

Parcel 4

A parcel of land being a portion of that property described as Parcel 16-9A-HOV-1 in deed recorded September 25, 1991 under Reception No. R-91-0092658, City and County of Denver Clerk and Recorder’s Office being a part of the Southeast Quarter of the Southeast Quarter of Section 28, Township 3 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, State of Colorado, more particularly described as follows:

COMMENCING at the Northwest Corner of said Southeast Quarter of the Southeast Quarter of Section 28;

THENCE S89°58’03”E along the northerly line of said Southeast Quarter of the Southeast Quarter of Section 28 a distance of 377.62 feet to the northwest corner of said Parcel 16-9A-HOV-1 being the POINT OF BEGINNING;

THENCE continuing S89°58’03”E along said northerly line of said Southeast Quarter of the Southeast Quarter of Section 28 a distance of 138.88 feet;

THENCE S26°57’56”W along the southeasterly line of said Parcel 16-9A-HOV-1 a distance of 268.79 feet;

THENCE N45°09’35”W along the northeasterly line of the alley in Hallack’s Addition to Denver and non-tangent with the following described curve a distance of 79.83 feet;

THENCE along the southeasterly and northerly lines of a parcel of land described as Parcel 16-9A-HOV-1-RTD in deed recorded November 26, 1991 under Reception No. R-91-0116128, said Clerk and Recorder’s Office the following two (2) courses:

1.                                      Northeasterly along the arc of a curve to the left, having a central angle of 6°58’01”, a radius of 1302.42 feet, a chord bearing of N25°05’06”E a distance of 158.27 feet, and an arc distance of 158.37 feet;

2.                                      THENCE N89°58’03”W along a line being 40.00 southerly of and parallel with the northerly line of said Southeast Quarter of the Southeast Quarter of Section 28 and non-tangent with the last and following described curves a distance of 43.12 feet;

THENCE northeasterly along the southeasterly right-of-way line of the Burlington Northern Santa Fe Railroad an along the arc of a curve to the left, having a central angle of 1°56’56”, a radius of 1262.42 feet, a chord bearing of N21°20’47”E a distance of 42.94 feet, and an arc distance of 42.94 feet to the POINT OF BEGINNING.

Containing 20,235 square feet, (0.465 Acres), more or less.

Parcel 8

A parcel of land being a portion of property described as Parcel 16-12A-HOV-2 in deed recorded September 25, 1991 under Reception No. R-91-0092658, City and County of Denver Clerk and Recorder’s Office being a part of Block 9, Hoyt & Robinson’s Addition to Denver, located in the Northeast Quarter of the Southeast Quarter of Section 28, Township 3 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, State of Colorado, more particularly described as follows:

COMMENCING at the Southeast corner of said Block 9;

THENCE N89°57’58”W along the southerly line of said Block 9 a distance of 55.00 feet to the Southeast corner of said Parcel 16-12A-HOV-2 being the POINT OF BEGINNING;

THENCE continuing N89°57’58”W along said southerly line of Block 9 a distance of 38.05 feet;

THENCE N17°42’15”E along the southeasterly line of a parcel of land described as Parcel 16-12A-HOV-2-RTD in deed recorded November 26, 1991 under Reception No. 91-0116128, said Clerk and Recorder’s Office a distance of 23.75 feet;

THENCE S53°41’36”E along the northeasterly line of said Parcel 16-12A-HOV-2 a distance of 38.25 feet to the POINT OF BEGINNING.

Containing 431 square feet, more or less.

Parcel TK CML-R4

A parcel of land No. TK CML-R4 of the City and County of Denver, State of Colorado, Regional Transportation District Project No. 32-UT-101, containing 0.02 acre, more of less, being a portion of Lots 1 through 3, and a portion of the vacated alley within Block 9, Hoyt & Robinson’s Addition to Denver, per the plat which is on file with the Clerk and Recorders Office, recorded in Book 1 at Page 26 on March 11, 1875, records of the City and County of Denver, situated in the Northeast quarter of the Southeast quarter of Section 28, Township 3 South, Range 68 West of the Sixth Principal Meridian, City and County of Denver, Colorado, said parcel being more particularly described as follows:

Commencing at the southeast corner of said Block 9;

Thence N89°56’31”W, along the south line of said Block, a distance of 135.11 feet to the Point of Beginning;

Thence N89°56’31”W, continuing along said line, a distance of 21.92 feet;

Thence N21°29’25”E a distance of 62.47 feet;

Thence S53°36’19”E a distance of 17.80 feet;

Thence S17°44’39”W a distance of 36.99 feet to a point of curvature;

Thence along said curve to the right having a central angle of 0°35’23”, a radius of 1262.42 feet, an arc length of 12.99 feet to the Point of Beginning.

The above described parcel contains 1,060 square feet, (0.02 acres), more or less.

Basis of Bearings: S68°44’39”E along the line from CPS point no. 25-1 (a 3-1/4” aluminum cap in a range box), to control point no. 101 (an alloy cap set on a no. 5 rebar), as depicted on Colorado Division of Highways right of way plan Federal Aid Project no. IR-25-2(198) prepared by McClanahan Surveying, Inc.  Note: the above mentioned bearings were determined by solar observation.

Parcel 16-9A-HOV-2-RTD

A parcel of land 40’ in width, located in Hallack’s Addition to Denver, being a part of the Southeast Quarter of the Southeast Quarter, Section 28, Township 3 South, Range 68 West, 6th Principal Meridian, City and County of Denver, State of Colorado, more particularly described as follows:

Commencing at the intersection of the westerly line of Hoyt and Robinsons Addition to Denver and the northeasterly line of 19th Street;

Thence northwesterly along said northeasterly line of 19th Street and the southwesterly line of said Hallack’s Addition to Denver, a distance of 442.42 feet to the Point of Beginning;

Thence continuing northwesterly along said southwesterly line of Hallack’s Addition to Denver, a distance of 40.63 feet to a point on a non-tangent curve which is the southeasterly right-of-way line of Burlington Northern Railroad (Consolidated Railroad Mainline);

Thence northeasterly on a deflection angle to the right of 79°46’57” to the tangent of said curve, along said curve to the left having a central angle of 5°49’41”, a radius of 1,262.42 feet, an arc length of 128.41 feet to a point on a non-tangent line, said point being on the southwesterly line of the alley platted in Hallack’s Addition to Denver;

Thence southeasterly on a deflection angle to the right of 106°02’44” from the tangent of the last curve, along the southwesterly line of said alley, a distance of 41.58 feet to a point on a non-tangent curve;

Thence southwesterly along said curve to the right having a central angle of 5°38’22”, a radius of 1,302.42 feet, an arc length of 128.19 feet to the Point of Beginning;

Said parcel contains 5,133 square feet or 0.118 acre, more or less.

Parcel 16-9A-HOV-1-RTD

A parcel of land 40’ in width, located in the Southeast Quarter of the Southeast Quarter, Section 28, Township 3 South, Range 68 West, 6th Principal Meridian, City and County of Denver, State of Colorado, more particularly described as follows:

Commencing at the northwest corner of said southeast quarter of the southeast quarter of Section 28;

Thence easterly along the north line of said southeast quarter of the southeast quarter of Section 28, a distance of 377.62 feet to a point on a non-tangent curve which is the southeasterly right-of-way line of Burlington Northern Railroad (Consolidated Railroad Mainline);

Thence southwesterly on a deflection angle to the right of 110°20’23” to the tangent of said curve, along said curve to the right having a central angle of 1°56’56” and a radius of 1,262.42 feet, an arc length of 42.94 feet to a point on a non-tangent line, said point being the Point of Beginning; Thence easterly on a deflection angle to the right of 112°17’19” from the tangent of the last curve, along a line parallel with and 40 feet by perpendicular Measurement, south of said north line of the southeast quarter of the southeast quarter of Section 28, a distance of 43.12 feet to a point on a non-tangent curve;

Thence southwesterly on a deflection angle to the right of 111’34’09” to the tangent of said curve, along said curve to the right having a central angle of 6°58’00” and a radius of 1,302.42 feet, an arc length of 158.36 feet to a point on a non-tangent line which is the northeasterly line of the alley platted in Hallack’s Addition to Denver;

Thence northwesterly on a deflection angle to the right of 106°16’19” from the tangent of the last curve, along the northeasterly line of said alley, a distance of 41.72 feet to a point on a non-tangent curve which is the said southeasterly right-of-way line of Burlington Northern Railroad (Consolidated Railroad Mainline);

Thence northeasterly on a deflection angle to the right of 73°11’51” to the tangent of said curve, along said curve to the left having a central of 5°43’00” and a radius of 1,262.42 feet, an arc length of 125.96 feet to the Point of Beginning;

Said parcel contains 5,686 square feet or 0.131 acre more or less.

Parcel 16-12A-HOV-2-RTD

A parcel of land 40’ in width, located in Block 9, Hoyt and Robinson’s Addition to Denver, being a part of the Northeast Quarter of the Southeast Quarter of Section 28, Township 3 South, Range 68 West of the 6th Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

Commencing at the southeast corner of said Block 9;

Thence westerly along the south line of said Block 9, a distance of 93.05 feet to the Point of Beginning;

Thence continuing westerly along said south line of Block 9, a distance of 42.06 feet to a point on a non-tangent curve which is the southeasterly right-of-way line of Burlington Northern Railroad (Consolidated Railroad Mainline);

Thence northeasterly along said southeasterly right-of-way the following two (2) courses:

1.             Thence on a deflection angle to the right of 108’16’30’ to the tangent of said curve, along said curve to the left having a central angle of 0°35’21” and a radius of 1,262.42 feet, an arc length of 12.98 feet to a point of tangent;

2.             Thence along said tangent, a distance of 37.00 feet; Thence southeasterly on a deflection angle to the right of 108°35’13”, a distance of 42.20 feet;

Thence southwesterly on a deflection angle to the right of 71°24’47” a distance of 23.75 feet to the Point of Beginning;

Said parcel contains 1,475 square feet or 0.0339 acre, more or less.

DOUGLAS COUNTY

The Santa Fe Substation #3831

Lot 3-A,

Santa Fe Distribution Center, 4th Amendment

GARFIELD COUNTY

CUEA Rifle Substation #3688

TOWNSHIP 6 SOUTH, RANGE 93 WEST

SECTION 14:  SE1/4 SE1/4 SW1/4

GARFIELD COUNTY, COLORADO

TOGETHER WITH all rights to ditches, reservoirs, and wells, and all adjudicated and unadjudicated water rights and titles to surface water and ground water on, under, used upon or in connection with or otherwise appurtenant to said real property.

AND TOGETHER WITH all interest in and to that certain warehouse, and the fixtures and equipment appurtenant thereto, commonly known as the Rifle Warehouse, and located on the real property legally described as follows:

SE1/4 NE1/4 SW1/4 OF SECTION 14, AND NE1/4 SE1/4 SW1/4 OF SECTION 14, ALL IN TOWNSHIP 6 SOUTH RANGE 93 WEST OF THE 6TH PM, GARFIELD COUNTY, COLORADO.

AND

SW1/4 SE1/4 SECTION 14 TOWNSHIP 6 SOUTH RANGE 93 WEST OF THE 6TH P.M., GARFIELD COUNTY, COLORADO.

JEFFERSON COUNTY

North Metro Headquarters #3676

That portion of the East 16 acres of the North 42.5 acres of the North one-half of the Southeast quarter (N1/2 SE1/4) of Section 12, Township 3 South, Range 69 West of the 6th principal meridian, described as follows: commencing at a point which lies 30 feet West, and a distance of 701.25 feet South of the Northeast corner of said Southeast quarter (SE1/4) of Section 12; thence West along the South line of said 16 acres, being also the North line of Landsdale Gardens, as filed in the records of Jefferson County, State of Colorado, a distance of 732.30 feet to a point which lies a distance of 208.75 feet East of the West line of said 16 acres; thence North, parallel with the West line, a distance of 442.5 feet to the true point of beginning; thence continuing North and parallel with said West line, a distance of 238.75 feet to the South line of West 60th Avenue; thence East parallel with the North line of said Southeast quarter (SE1/4) of Section 12, the distance of 561.70 feet, more or less, to the right-of-way of the Colorado State Highway Department; thence South 0 degrees 22 minutes 30 seconds East, a distance of 138.50 feet; thence South 54 degrees 27 minutes 00 seconds East, a distance of 170.4 feet; thence South 24 degrees 06 minutes 30 seconds East, a distance of 1.29 feet to a point which lies a distance of 258.75 feet South of said North line of said Southeast quarter (SE1/4) of Section 12; thence West parallel to said North line of the said Southeast quarter (SE1/4) of section 12, a distance of 701.77 feet, more or less, to the true point of beginning, County of Jefferson, State of Colorado, excepting therefrom the West 208.75 feet and except that portion conveyed to the City of Arvada in deed recorded December 17, 1985 under Reception No. 85122008 and November 13, 1986 at Reception No. 86140506, County of Jefferson, State of Colorado.

ALSO KNOWN AND NUMBERED AS:

North Metro Headquarters Office Building

5460 West 60th Avenue

Arvada, Colorado

TOGETHER WITH all water, water rights, rights to ditches and reservoirs, oil, gas, other hydrocarbons, minerals, mineral interests, buildings, improvements, fixtures and other items of real property located on, or appurtenant to the foregoing lands.

West Substation Site #3786

Lot 7, Block 1, STEVINSON DENVER WEST CENTER 10th AVENUE AND HAWTHORNE ROAD FILING NO. 1, LOT LINE ADJUSTMENT NO. 1 PLAT, the plat of which is recorded December 17, 1999 in the Jefferson County Clerk and recorder’s Office in Plat Book 151 at page 45 at Reception No. F0992335, County of Jefferson, State of Colorado.

Hog back – Bergen Park (Bergen Development Tract) #2148

A TRACT OR PARCEL OF LAND NO 306X OF THE DEPARTMENT OF TRANSPORTATION, STATE OF COLORADO, PROJECT NO. FC(CX)074-1(3) CONTAINING ..294 HECTARES/2936.8 SQUARE METERS (.726 ACRES/31612 SQUARE FEET), MORE OR LESS, AND BEING LOCATED IN THE NORTHWEST ONE-QUARTER OF SECTION 21, TOWNSHIP 4 SOUTH, RANGE 71 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF JEFFERSON, STATE OF COLORADO, BEING MORE PARTICULARLY DESCRIBED IN PARCELS AS FOLLOWS:

BEGINNING AT A POINT IN THE EAST LINE OF THE NORTHWEST ONE-QUARTER OF SAID SECTION 21, BEING DISTANT THEREON N. 01° 59’ 48” W., A DISTANCE OF 417.495 METERS (1369.73 FEET) FROM THE CENTER ONE-QUARTER OF SAID SECTION 21, THENCE LEAVING SAID EAST LINE S. 84° 36’ 40” W. A DISTANCE OF 130.580 METERS (428.41 FEET), THENCE N. 57° 02’ 28’’ W. A DISTANCE OF 63.904 METERS (209.66 FEET) TO THE TRUE POINT OF BEGINNING;

1.                                      Thence N. 57° 02’ 29” W., a distance of 304.307 meters (998.38 feet);

2.                                      Thence along the arc of a curve to the right having a radius of 752.516 meters (2468.88 feet), a distance of 40.592 meters (133.18 feet), (the chord of said arc bears S. 46° 08’ 53” E., a distance of 40.587 meters (133.16 feet));

3.                                      Thence S. 44° 36’ 10” E., a distance of 23.500 meters (77.10 feet);

4.                                      Thence S. 44° 35’ 42” E., a distance of 12.189 meters (39.99 feet);

5.                                      Thence along the arc of a curve to the left having a radius of 211.032 meters (692.36 feet), a distance of 56.744 meters (186.17 feet), (the chord of said arc bears S. 52° 18’ 22” E., a distance of 56.573 meters (185.61 feet));

6.                                    Thence along the arc of a curve to the left having a radius of 308.781 meters (1013.06 feet), a distance of 62.538 meters (205.18 feet), (the chord of said arc bears S. 65° 48’ 39” E., a distance of 62.431 meters (204.83 feet));

7.                                    Thence S. 71° 36’ 46” E., a distance of 9.693 meters (31.80);

8.                                    Thence along the arc of a curve to the right having a radius of 222.636 meters (730.43 feet), a distance of 58.175 meters (190.86 feet), (the chord of said arc bears S. 64° 07’ 38” E., a distance of 58.009 meters (190.32 feet));

9.                                    Thence S. 56° 38’ 31” E., a distance of 25.695 meters (84.30 feet);

10.                              Thence along the arc of a curve to the left having a radius of 145.652 meters (477.86 feet), a distance of 18.923 meters (62.08 feet), (the chord of said arc bears S. 60° 21’ 49” E., a distance of 18.910 meters (62.04 feet)), more or less, to the TRUE POINT OF BEGINNING;

The above described parcel contains .294 hectares/2936.8 square meters (.726 acres/31612 square feet), more or less.

BASIS OF BEARINGS: N. 89° 31’ 18” W., FROM A CDOH TYPE 2 CONTROL MONUMENT (A 3-1/4” ALUMINUM CAP) CP-225, STAMPED “STATE HIGHWAY 74, MILE POST 1.8, CONTROL MONUMENT”: AND ANOTHER CDOH TYPE 2 CONTROL MONUMENT CP-226, STAMPED “STATE HIGHWAY 74, MILE POST 1.9, CONTROL MONUMENT”.

Plains End Switching Station #3821

Parcel C

Plains End Minor Subdivision,

County of Jefferson,

State of Colorado

MESA COUNTY

Debeque Substation #3794

Parcel 3

A parcel of land located in the SE1/4 NW1/4 Section 27, Township 8 South, Range 97 West of the 6th Principal Meridian, Town of Debeque, Mesa County, Colorado.  Being for a 30 foot road as exists along and upon said property, 15 feet on each side of the centerline, the centerline more particularly described as follows:

Commencing at the southeast corner of an existing Public Service Company of Colorado (PSCo) substation property, as recorded with the Mesa County Clerk and Recorder in Book 1893, Page 200, Reception No. 1599266, whence the S1/4 Corner of said Section 27 bears S7°18’12” E a distance of 3435.96 feet, also whence the C1/4 Corner of said Section 27 bears S35°57’42”E a distance of 948.05 feet;

Thence North along the east line of said PSCo property, a distance of 150 feet to the northeast corner of said property;

Thence S74°14’00”W along the North line of said PSCo property, a distance of 37.09 feet to the True Point of Beginning;

Thence N26°18’59”E a distance of 101.73 feet to a point;

Thence N32°04’49”E a distance of 151.88 feet to a point;

Thence N20°04’57”W a distance of 116.67 feet to a point;

Thence N49°21’58”W a distance of 65.84 feet to a point;

Thence N83°20’24”W a distance of 46.68 feet to a point;

Thence S85°53’28”W a distance of 159.16 feet to a point on the west property line of the Town of Debeque.

Containing:  19259  Sq. Ft. or 0.442 Acres, More or Less

Parcel 7

A parcel of land located in the SE1/4 NW1/4 Section 27, Township 8 South, Range 97 West of the 6th Principal Meridian, Town of Debeque, Mesa County, Colorado, more particularly described as follows:

Beginning at the southeast corner of an existing Public Service Company of Colorado (PSCo) substation property, as recorded with the Mesa County Clerk and Recorder in Book 1893, Page 200, Reception No. 1599266, whence the S1/4 Corner of said Section 27 bears S7°18’12” E a distance of 3435.96 feet, also whence the C1/4 Corner of said Section 27 bears S35°57’42”E a distance of 948.05 feet;

Thence North along the east line of said PSCo property, a distance of 150.00 feet to the northeast corner of said property;

Thence continuing North, a distance of 50.00 feet to a point;

Thence S74°14’00”W a distance of 45.36 feet to a point;

Thence S39°02’17”W a distance of 83.49 feet to the northwest corner of said property;

Thence South a distance of 150.00 feet to the southwest corner of said property, also being a point on the north line of the Southern Pacific RR (formerly D&RG RR) property;

Thence N74°14’00”E along said south line of PSCo property, also being the north line of said Southern Pacific RR, a distance of 100.00 feet to the Point of Beginning;

Containing:  17933 Sq. Ft. or 0.412 Acres, More or Less

MONTROSE COUNTY

Montrose Substation #3730

A tract of land containing 28.79 acres, more or less, located in the SW1/4 SE1/4 of Section 3, Township 48 North, Range 10 West, N.M.P.M., Montrose County, State of Colorado described as follows:

That part of the SW1/4 SE1/4 of Section 3, Township 48 North, Range 10 West, N.M.P.M., lying North of Colorado State Highway 90, and described in the deed from Jim Longwell and Barbara Longwell to Colorado-Ute Electric Association, Inc. dated March 19, 1976, and recorded in Book 627 Page 266 of the records of Montrose County, Colorado, and the Westerly 120 feet of that part of the SE1/4 SE1/4 of said Section 3, Township 48 North, Range 10 West, N.M.P.M., as described in the deed from Mary Alice Gaunt to Colorado-Ute Electric Association, Inc. dated February 15, 1961, and recorded in Book 508, Page 321 of the records of Montrose County, Colorado;

Together with the following described access easement:

An Access Road 30 feet in width, lying 15 feet on either side of the following described centerline:

Beginning at a point on the centerline of Colorado State Highway 90, said point being N 22°06’09” W a distance of 1041.73 feet from the southeast corner of Section 3, Township 48 North, Range 10 West, N.M.P.M.

Thence S 71°14’36” W a distance of 177.25 feet to a point of curve

Thence along a curve having a Delta of 54°39’45” right an Arc distance of 221.51 feet, said curve having a Radius of 232.18 feet.

Thence N 54°05’39” W a distance of 80.56 feet to a point of curve.

Thence along a curve having a Delta of 60°56’26” left an Arc distance of 216.94 feet, said curve having a Radius of 203.96 feet.

Thence S 64°57’56” W a distance of 183 feet more or less.

Last said distance intended to end on that certain East line of that 120 foot wide strip described above.

The above, described centerline is approximately 1744 feet long.

PARK COUNTY

The Alma Substation #3855

A portion of Government Lot 1 (sometimes referred to as the West half of the Northwest Quarter), Section 18, Township 9 South,

Range 77 West of the 6th Principal Meridian,

Park County, Colorado,

being more particularly described as follows:

Beginning at the Southwest corner of said Government Lot 1;

Thence North 00 degrees 49 minutes 37 seconds East along the Westerly line of said Government Lot 1, a distance of 1037.64 feet;

thence North 79 degrees 23 minutes 56 seconds East along the Southerly line of a parcel of land deeded to Park County in Book 250 at Page 480, and non-tangent with the following described curve, a distance of 841.19 feet;

thence the following two (2) courses along the Southwesterly right of way line of a parcel of land described in document obtained from the Colorado Department of Highways Right-Of-Way Department titled Right-Of-Way Required from L. J. Almgren, last revised May 22, 1939:

1)                                      along the arc of a curve to the right having a central angle of 01 degree 56 minutes 02 seconds, a radius of 5,680.00 feet, a chord bearing of South 23 degrees 59 minutes 12 seconds East, a distance of 191.71 feet, and an arc distance of 191.72 feet;

2)                                      thence South 23 degrees 01 minute 11 seconds East tangent with the last described curve, a distance of 321.21 feet;

thence South 85 degrees 17 minutes 43 seconds West, a distance of 208.43 feet;

thence South 23 degrees 01 minutes 11 seconds East, a distance of 156.35 feet;

thence South 85 degrees 17 minutes 43 seconds West, a distance of 418.97 feet;

thence South 04 degrees 42 minutes 17 seconds East, a distance of 262.27 feet;

thence South 85 degrees 17 minutes 43 seconds West, a distance of 125.00 feet;

thence South 04 degrees 42 minutes 17 seconds East, a distance of 222.63 feet;

thence South 85 degrees 17 minutes 43 seconds West along the Southerly line of said Government Lot 1, a distance of 397.74 feet to the Point of Beginning,

Containing 17.471 ACRES

County of Park

State of Colorado

PROWERS COUNTY

Laman Substation #3729

All that parcel of land located in the Southeast Quarter of Section 24, Township 21 South, Range 46 West of the Sixth Principal Meridian, Prowers County, CO, being more particularly described as follows:

BEGINNING at the Northwest corner of said Southeast Quarter; thence N87°22’40”E along the Northerly line of said Southeast Quarter a distance of 1457.29 feet; thence S01°12’33”E parallel with the Westerly line of said Southeast Quarter a distance of 1437.00 feet; thence S87°22’40”W parallel with the Northerly line of said Southeast Quarter a distance of 1457.29 feet; thence N01°12’33”W along the Westerly line of said Southeast Quarter a distance of 1437.00 feet to the Point of Beginning and containing 48.060 acres.

ROUTT COUNTY

Bogle Farms #3717

An undivided 52.65% interest in and to the following real property in Routt County, Colorado:

TOWNSHIP 5 NORTH, RANGE 87 WEST of the 6th P.M.

Section 16:                                                             NW1/4, NW1/4SE1/4, NE1/4SW1/4.

Section 17:                                                             A portion of the NE1/4 and NW1/4SE1/4 lying East of the following described line: Beginning at a point on the North line of said NE1/4, whence the Northeast Corner of said Section 17 bears N. 89°51’ E. 489.2 feet; thence S. 28°26’ W. 4508.8 feet to the Southwest Corner of said NW1/4SE1/4.
S1/2SE1/4, SE1/4SW1/4

Section 20:                  NE1/4NW1/4, N1/2NE1/4.

TOWNSHIP 5 NORTH, RANGE 88 WEST OF THE 6th P.M.

Section 9:                                                                    NE1/4SW1/4, SE1/4NW1/4 (except for a tract of approximately 19 acres described in Book 328 at Page 14), W1/2NE1/4; (except a tract over the described portions of Section 9, of approximately 10.568 acres for a right of way described in Book 467 at page 407), SE1/4SE1/4.

Section 10:                                                              All.

Section 15:                                                              N1/2.

Section 22:                                                              S1/2S1/2.

Section 27:                                                              NW1/4.

WELD COUNTY

Glover Tract #2228 / White Tract #2291

A PARCEL OF LAND LOCATED IN THE NORTHWEST ONE-QUARTER OF SECTION 8, TOWNSHIP 5 NORTH, RANGE 66 WEST, OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF WELD, STATE OF COLORADO, MORE PARTICULARLY DESCRIBED AS FOLLOWS:

THAT PORTION OF THE WESTERLY 265.00 FEET OF THE SOUTH HALF OF THE SOUTH HALF OF SAID NORTHWEST ONE QUARTER OF SECTION 8, LYING NORTH OF A LINE AS DESCRIBED IN WARRANTY DEED FILED AUGUST 5, 1969 IN THE OFFICE OF THE CLERK AND RECORDER OF SAID WELD COUNTY, AT BOOK 613, UNDER RECEPTION NO. 1534956. SAID LINE BEING DESCRIBED AS FOLLOWS: BEGINNING AT A POINT ON THE WEST LINE OF SAID NORTHWEST ONE QUARTER OF SECTION 8, 2576.5 FEET SOUTH OF THE COMMON CORNER TO SECTIONS 5, 6, 7 AND 8; THENCE IN A NORTHEASTERLY DIRECTION TO A POINT 891 FEET EAST AND 1699.5 FEET SOUTH OF THE SAID COMMON CORNER, WELD COUNTY COLORADO.

CONTAINING A CALCULATED AREA OF 123,512 SQUARE FEET OR 2.835 ACRES.

Keensburg 230 KV Transmission Substation #3865

Lot B of Recorded Exemption No. 1305-28-4 RE 4596, recorded April 30, 2007 at Reception No. 3472021, being a part of the SE1/4 of Section 28, Township 2 North, Range 64 West of the 6th P.M., County of Weld, State of Colorado

Arrowhead Substation #3862

Lot 3, Owl Tree Subdivision Filing No. 1, as recorded May 8, 2007 at Reception No. 3474524, County of Weld, State of Colorado